SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                                October 22, 2003
                Date of Report (Date of earliest event reported)


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                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

      California                        0-21970                   7-0097724
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

         2061 Stierlin Court
      Mountain View, California                          94043-4655
(Address of principal executive offices)                 (Zip Code)

                                 (650) 318-4200
              (Registrant's telephone number, including area code)


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                       Former Address and Telephone Number
                             955 East Arques Avenue
                        Sunnyvale, California 94086-4533
                                 (408) 739-1010

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          Exhibit Number                            Description
          ----------------               -------------------------------------
          99.1                           Press release dated October 22, 2003.



Item 9. Regulation FD Disclosure (Information Furnished Pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On October 22, 2003, Actel Corporation announced its financial results for the quarter ended October 5, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       ACTEL CORPORATION




             October 22, 2003                  By:     /s/ Jon A. Anderson
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                                                         Jon A. Anderson
                                                    Vice President of Finance
                                                   and Chief Financial Officer